REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of December 31, 2004, by and among Western Goldfields, Inc., an Idaho corporation, with headquarters located at 961 Matley Lane, Suite 120, Reno, Nevada 89502 (the "Company"), and the undersigned investors (as listed on Schedule A hereto, as amended from time to time, each, an "Investor" and collectively, the "Investors").

      WHEREAS:

      A. In connection with the Subscription Agreement by and among the parties hereto of even date herewith (the "Subscription Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Subscription Agreement, to issue and sell to the Investors (i) Units consisting of (i) shares (the "Issued Shares") of the Company's Series "A-1" Convertible Preferred Stock, $0.01 par value per share (the "Preferred Stock"), and (ii) warrants ("Warrants") to purchase shares of Preferred Stock (as issued upon exercise of the Warrants, the "Warrant Shares").

      B. To induce the Investors to execute and deliver the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

      1. DEFINITIONS.

      As used in this Agreement, the following terms shall have the following meanings:

            a. "Investor" means an Investor, any permitted transferee or assignee thereof who purchases at least $150,000 of Registrable Securities and to whom an Investor assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9, any permitted transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any seller of Registrable Securities pursuant to a Registration Statement.

            b. "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof, governmental agency or other entity.

            c. "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

            d. "Registrable Securities" means (i) the common stock, par value $0.01 per share (the "Common Stock"), of the Company issued or issuable upon conversion of (A) the Issued Shares or (B) the Warrant Shares, and (ii) any shares of capital stock issued or issuable with respect to the foregoing as a result of any stock split, stock dividend, recapitalization, anti-dilution adjustment, exchange or similar event or otherwise, without regard to any limitation on conversion of Preferred Stock sold in the Offering or exercise of Warrants. In case the Company merges with another entity, the Common Stock issuable upon conversion of the Issued Shares and Warrant Shares will be exchanged or exchangeable into similar securities of the survivor entity and such exchanged securities will be Registrable Securities.

                  e. "Registration Statement" means a registration statement or registration statements of the Company filed under the Securities Act.

      2. REGISTRATION.

            a. Mandatory Registration. The Company shall prepare, and, as soon as practicable, but in no event later 30 days after the date of this Agreement (the "Scheduled Filing Date"), file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form SB-2 (the "Registration Statement") covering the resale of all of the Registrable Securities. In the event that Form SB-2 is unavailable for such registrations, the Company shall use such other form as is available for such registrations. Any Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the number of Registrable Securities issued and issuable as of the date immediately preceding the date the Registration Statement is initially filed with the SEC. The Company shall cause the Registration Statement to be declared effective under the Securities Act no later than the date (the "Effectiveness Deadline Date") that is ninety (90) days (or, in the case of a full review by the SEC, one hundred and thirty-five (135) days) after the Closing Date, or, if earlier, within five (5) days of SEC clearance to request acceleration of effectiveness. The Company shall keep the Registration Statement (or any subsequent Registration Statement) continuously effective under the Securities Act until the expiration of the Registration Period (defined in Section 3.a below).

            b. Piggy-Back Registrations.

            i. Each time that the Company proposes for any reason to register any of its Common Stock under the Securities Act in connection with the proposed offer and sale of its Common Stock for either for its own account or on behalf of any other security holders (a "Proposed Registration") on a form which is suitable for an offering for cash of shares of the Company held by third parties and which is not a registration solely to implement an employee benefit plan, a registration statement on Form S-4 (or successor form) or a transaction to which Rule 145 or any other similar rule of the SEC is applicable, the Company shall promptly give written notice of such proposed registration to the Investors and shall offer the Investors the right to request inclusion of the Registrable Securities held by such holders in the Proposed Registration.

            ii. Each Investor shall have 20 days from the receipt of such notice to deliver to the Company a written request specifying the number of Registrable Securities such Investor intends to sell and such Investor's intended method of disposition.

            iii. In the event that the Proposed Registration is, in whole or in part, an underwritten public offering, the Company shall so advise the Investor as part of the written notice given pursuant to Section 2.b.i, and any request under 2.b.ii must specify that the Registrable Securities be included in the underwriting on the same terms and conditions as the Common Stock, if any, otherwise being sold through underwriters under such registration.

            iv. In the event that the offering is to be an underwritten offering, the Investors proposing to distribute their Registrable Securities through such underwritten offering agree to enter into a customary underwriting agreement with the underwriter or underwriters selected for such underwriting by the Company.

            v. Notwithstanding the foregoing if, in its good faith judgment, the managing underwriter determines and advises the Company in writing that the inclusion of all Registrable Securities proposed to be included in the underwritten public offering, together with any other Common Stock proposed to be included therein other than Registrable Securities (such other shares collectively the "Other Shares"), would interfere with the successful marketing of such securities, then the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner: (A) first, securities the Company proposes to sell for its own account, (B) second, Registrable Securities, pro rata among the Investors on the basis of the number of shares for which each such Investor has requested registration, and (C) third, Other Shares, pro rata among the respective holders thereof on the basis of the number of shares for which each such requesting holder has requested registration.


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

      3. RELATED OBLIGATIONS.

      Whenever an Investor has requested that any Registrable Securities be registered pursuant to Section 2, the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

            a. The Company shall keep each of the Registration Statements required to be filed hereunder effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto) assuming for this purpose that the Investors are not officers, directors, affiliates or control persons of the Company, (ii) the date on which (A) the Investors shall have sold all the Registrable Securities covered by such Registration Statement and (B) none of the Preferred Stock or Warrants is outstanding, or (iii) two years from the date hereof (the "Registration Period"). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

            b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

            c. The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

            d. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as any Investor whose Registrable Securities are included in the Registration Statement reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.d, (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.


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

            e. In the event Investors who hold a majority of the Registrable Securities being offered in the registration select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering; provided, however, that the Company shall have the right to consent to the selection of such underwriter, which consent shall not be unreasonably withheld.

            f. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor (or such other number of copies as such Investor may reasonably request). The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

            g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

            h. The Company shall make available for inspection by (i) any Investor, (ii) legal counsel retained by the Investors, (iii) any underwriter participating in any disposition pursuant to a Registration Statement, (iv) one firm of accountants or other agents retained by the Investors and (v) one firm of attorneys retained by such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector in connection with the Registration Statement, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Records or other information provided by the Company hereunder. Each Investor agrees, and shall cause each Inspector to agree, that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

            i. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

            j. The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange or market on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or market, or (ii) secure the inclusion for quotation on the over-the-counter market on the electronic bulletin board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3.j.

            k. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, any managing underwriter or underwriters, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or, if there is no managing underwriter or underwriters, the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request.

            l. The Company shall maintain a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.

            m. If requested by the managing underwriters or an Investor, the Company shall: (i) immediately incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the Investors agree should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if requested by an Investor or any underwriter of such Registrable Securities.

            n. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the distribution of such Registrable Securities.

            o. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

            p. Within three (3) business days after a Registration Statement is ordered effective by the SEC, the Company shall notify the transfer agent for the Registrable Securities covered thereby that such Registration Statement has been declared effective by the SEC.

            q. In the event that (i) the Registration Statement to be filed by the Company pursuant to Section 2.a above is not declared effective by the Commission within ninety (90) days from the Closing Date ninety (90) days (or, in the case of a full review by the SEC, one hundred and thirty-five (135) days) after the Closing Date or five (5) days of clearance by the SEC to request effectiveness, or (ii) such Registration Statement is not maintained as effective by the Company for the period set forth in Section 2.a above (each a "Registration Default") then the Company will pay Investor (pro rated on a daily basis) in cash or, at the option of the Investor, in shares of Common Stock at the Conversion Price (as defined in the Articles of Amendment, as defined in the Subscription Agreement) on the trading day prior to the date of payment, as liquidated damages for such failure, and not as a penalty, two percent (2%) of the aggregate market value of the Common Shares which would be issuable or that have been issued upon conversion of the Preferred Stock on any date of determination, and whether or not the Preferred Shares are then convertible pursuant to their terms) and held by the Investor for each month thereafter until such Registration Statement has been filed, and in the event of late effectiveness (in case of clause (ii) above) or lapsed effectiveness (in the case of clause (iii) above), two percent (2%) of the aggregate market value of the Common Shares which would be issuable or that have been issued upon conversion of the Preferred Stock on any date of determination, and whether or not the Preferred Shares are then convertible pursuant to their terms) for each month thereafter (regardless of whether one or more such Registration Defaults are then in existence) until such Registration Statement has been declared effective. Such payment of the liquidated damages shall be made to the Investors in cash, within five (5) calendar days of demand, provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Registrable Securities pursuant to this Agreement. The market value of the Common Shares for this purpose shall be the closing price (or last trade, if so reported) on the principal market for the Company's Common Shares each day during such Registration Default. Notwithstanding anything to the contrary contained herein, a failure to maintain the effectiveness of an filed Registration Statement or the ability of an Investor to use an otherwise effective Registration Statement to effect resales of Securities during the period after forty-five (45) days and within ninety (90) days from the end of the Company's fiscal year resulting solely from the need to update the Company's financial statements contained or incorporated by reference in such Registration Statement shall not constitute a Registration Default and shall not trigger the accrual of liquidated damages hereunder.

            If the Company does not remit the payment to the Investors as set forth above, the Company will pay the Investors reasonable costs of collection, including attorneys' fees, in addition to the liquidated damages. The registration of the Registrable Securities pursuant to this provision shall not affect or limit the Investors' other rights or remedies as set forth in this Agreement.

      4. OBLIGATIONS OF THE INVESTORS.

            a. At least seven (7) business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself as the Company may reasonably request, including, without limitation, the Registrable Securities held by it and the intended method of distribution of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request.

            b. Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

            c. In the event any Investor elects to participate in an underwritten public offering pursuant to Section 2.b, each such Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities.

            d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.g or the first sentence of Section 3.f, such Investor will immediately discontinue distribution of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.g or the first sentence of Section 3.h.

            e. No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.

            f. Each Investor agrees not to take any action to cause such Investor to become a registered broker-dealer as defined under the 1934 Act or to effect any change to such Investor's status that would preclude the Company from using Form S-3 for the Registration Statement.

      5. EXPENSES OF REGISTRATION.

      All reasonable expenses (other than expenses incurred pursuant to Section 3.h and underwriting discounts and commissions) incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.

      6. INDEMNIFICATION.

      In the event any Registrable Securities are included in a Registration Statement under this Agreement:

            a. To the fullest extent permitted by law, the Company agrees to indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the 1934 Act, and any underwriter (as defined in the Securities Act) of Registrable Securities, and the directors and officers of, and each Person, if any, who controls, any such underwriter within the meaning of the Securities Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not an Indemnified Party is or may be a party thereto, to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement under which such Investor's Registrable Securities were registered or any post-effective amendment thereto or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      The Company shall reimburse each such Indemnified Person, promptly as such expenses are reasonably incurred and are due and payable, for any reasonable legal fees or reasonable other expenses incurred by them in connection with investigating or defending any such Claim.

      Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.a: (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Claim which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3.c or Section 3.f; (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3.c or Section 3.f, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Indemnified Person to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3.c or Section 3.f; and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.

            b. In connection with any Registration Statement, each such Investor agrees to severally and not jointly indemnify and hold harmless, to the same extent and in the same manner as is set forth in Section 6.a, the Company, each of its directors, officers, partners, employees, agents, representatives, Persons, if any, who control the Company within the meaning of the Securities Act or the 1934 Act (each a "Company Indemnified Party," and collectively and together with an Indemnified Person, each an "Indemnified Party"), against any Claim to which any of them may become subject, arising out of or are based upon any written information furnished to the Company by or on behalf of such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6.d, such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating, preparing or defending any such action, claim, suit, inquiry, proceeding, investigation or appeal taken form the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not a Company Indemnified Party is or may be a party thereto Claim; provided, however, that the Investor shall be liable under this
Section 6.b for only that amount of a Claim as does not exceed the public offering price of the Registrable Securities offered by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.


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

            c. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution of the Company's securities, to the same extent as provided above, with respect to information such persons so furnished in writing expressly for inclusion in a Registration Statement.

            d. Promptly after receipt by an Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Party, as the case may be; provided, however, that an Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, the Indemnified Party and indemnifying party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the indemnifying party. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party which relates to such action or claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

      7. CONTRIBUTION.

      To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the public offering price of the Registrable Securities offered by such seller pursuant to such registration.

      8. REPORTS UNDER THE 1934 ACT.

            a. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), during the Registration Period, the Company agrees to:

                  i. make and keep public information available, as those terms are understood and defined in Rule 144;

                  ii. file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  iii. furnish to each Investor so long as such Investor owns
            Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company with the SEC, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144.

            b. Each Investor agrees and acknowledges that this Agreement, including, but not limited this Section 8, shall be subject to any agreements relating to confidentiality to which the Company is the subject, and any applicable statutes and regulations (including, but not limited to, Regulation FD under the 1934 Act).

      9. ASSIGNMENT OF REGISTRATION RIGHTS.

      The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if:
(i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned;
(iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; (v) the transferee purchases or acquires at least $150,000 of Registrable Securities; and (vi) such transfer shall have been made in accordance with the applicable requirements of, and subject to the restrictions set forth in, the Subscription Agreement; provided that the Company shall only be required to effect one registration hereunder with respect to any particular Registrable Securities.

      10. AMENDMENT OF REGISTRATION RIGHTS.

            Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold or have the right to acquire two-thirds (2/3) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

      11. MISCELLANEOUS.

            a. If the Company receives conflicting instructions, notices or elections from two (2) or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities set forth on the books and records of the Company.

            b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

            If to the Company: At the address above

            If to an Investor: To its address and facsimile number on the
                               Schedule of Investors attached hereto,

with copies to such Investor's representatives as set forth on the Schedule of Investors or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, overnight or courier delivery or transmission by facsimile in accordance with clause (i), (ii) or (iii) above, respectively.

            c. Failure of any party to exercise any right or remedy under this Agreement, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

            d. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdictions other than the State of Nevada. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of any provision of this Agreement. Any dispute under this Agreement shall be governed and resolved pursuant to the terms of the Subscription Agreement.

            e. This Agreement and the Subscription Agreement (and the documents, instruments, agreements and exhibits related thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Subscription Agreement (and the documents, instruments, agreements and exhibits related thereto) supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

            f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

            g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            h. This Agreement may be executed in multiple identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            j. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

            k. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                                   * * * * * *

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:                                INVESTOR:
-------                                 --------

Western Goldfields, Inc.                Name RAB Special Situations, LP___


By:  /s/ Mark Shonnard                  By: /s/ W.P.S. Richards
     ------------------------------        -------------------------------------
Name:  Mark Shonnard                       Name: W.P.S. Richards
Its:        CFO                            Its:  Director of General Partner

                              SCHEDULE OF INVESTORS

      RAB Special Situations, LP